UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 5, 2007

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road

Atlanta, Georgia 30328

(Address of Principal Executive Offices)

(770) 206-4200

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On November 5, 2007, Mueller Water Products, Inc. (the “Company”) announced its results of operations for the quarter ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 2.05	Costs Associated with Exit or Disposal Activities

In an ongoing effort to reconfigure operations of its U.S. Pipe segment to remain competitive and increase margins in the sale of ductile iron pipe, on November 5, 2007 the Company determined that it would close its ductile iron pipe manufacturing operations at U.S. Pipe’s Burlington, New Jersey plant, eliminating approximately 180 jobs. The closure is expected to be completed by February 2008. Immediately thereafter, the facility will be used as a distribution center for customers in the Northeast. Production will be transferred from Burlington to other U.S. Pipe facilities.

In connection with this action, the Company expects to record a restructuring charge of approximately $19 million, substantially all of which will be taken in the first quarter of fiscal 2008. This charge is comprised of approximately $15 million of asset write-offs and $4 million in cash costs, including severance and other costs associated with the closing. Incremental cash operating expenses associated with the restructuring of approximately $3 million are expected to be incurred throughout the final three quarters of fiscal 2008. Savings on an annualized basis are projected to be in the $15 to $17 million range, with approximately $12 million expected to be realized in fiscal 2008, partially offset by incremental operating expense of $3 million.

A copy of the press release announcing the closure is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release Dated November 5, 2007 - Mueller Water Products Reports Fiscal Fourth Quarter 2007 Results

99.2	Press Release dated November 6, 2007 – Mueller Water Products Intends to Close U.S. Pipe Manufacturing Operations in New Jersey

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2007	MUELLER WATER PRODUCTS, INC.

/s/ Michael T. Vollkommer
Michael T. Vollkommer
Executive Vice President and Chief Financial Officer